7792 P1 09/25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
SUPPLEMENT DATED SEPTEMBER 12, 2025
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
EACH DATED MAY 1, 2025, OF
FRANKLIN VOLSMART ALLOCATION VIP FUND

On September 11, 2025, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust, on behalf of Franklin VolSmart Allocation VIP Fund (Fund), approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about October 17, 2025 (Liquidation Date); however, the liquidation may occur sooner if at any time before the Liquidation Date there are no shares outstanding in the Fund. The liquidation also may be delayed if unforeseen circumstances arise.

The process of liquidating the Fund’s portfolio is planned to begin in late September to early October 2025; during that process the Fund will hold cash and securities that may not be consistent with the Fund’s investment goal and strategies.

At the close of market on September 22, 2025, the Fund will be closed to new investors. Existing investors who had an open and funded account on September 22, 2025 can continue to invest in the Fund through exchanges and additional purchases after such date. The Fund will not accept any additional purchases after the close of market on or about October 14, 2025. The Fund reserves the right to change this policy at any time.

Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; and (b) in connection with the liquidation, the Fund may declare taxable distributions of its income and/or capital gain.

Contract owners should refer to documents provided by their insurance companies concerning the effect of the Liquidation and any steps they may need to take. In addition, in considering new purchases or transfers, contract owners may want to refer to their contract or consult with their investment representatives to consider other investment options

Please retain this supplement for future reference.